                                  SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                       SEI INSTITUTIONAL INVESTMENTS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       SEI INSTITUTIONAL INVESTMENTS TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

This document contains your Proxy Statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund(s). The proxy card(s) may be completed by checking the appropriate box and voting for or against the specific proposals relating to your Fund(s). IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES.

Please spend a few minutes with the Proxy Statement, fill out your proxy card(s), and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

                       SEI INSTITUTIONAL INVESTMENTS TRUST


Dear Shareholder,

     A shareholder meeting of the SEI Institutional Investments Trust and each of its portfolios (the "Funds") has been scheduled for October 27, 2004, at 3:00 p.m. (Eastern time) (the "Meeting"). The Meeting will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     If you were a shareholder of record as of the close of business on August 17, 2004, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card(s). WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS WHICH PROPOSALS YOU ARE BEING ASKED TO VOTE ON. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD(s) AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

     The attached Proxy Statement is designed to give you detailed information relating to each of the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The purpose of the Meeting is to consider the proposals set forth below and to transact such business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposals described in the Proxy Statement relate to the following matters:

     1.   TO ELECT TRUSTEES FOR THE TRUST.

     2. TO APPROVE ELIMINATING OR RECLASSIFYING CERTAIN FUNDAMENTAL POLICIES AND RESTRICTIONS FOR ALL FUNDS.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     Your vote is important. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.


Sincerely,


/s/ Edward D. Loughlin
Edward D. Loughlin
President and Chief Executive Officer

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

                              QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees is asking you to vote on the following proposals:

     1.   To elect Trustees for the Trust.

     2. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

The Board currently consists of seven Trustees, five of whom are not "interested persons," as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (an "Independent Trustee"). The Board of Trustees has determined to increase the size of the Board by adding an additional Independent Trustee. Pursuant to requirements under the 1940 Act, more than two-thirds of the Trustees must have been elected by shareholders immediately upon the addition of a new Trustee. Five of the seven current Trustees of the Funds have been elected by shareholders and the remaining two were appointed by the Board. Immediately upon the addition of a new Trustee, less than two-thirds of the Trustees would have been elected by shareholders. Therefore, shareholder approval is required to add a new Trustee.

WHY AM I BEING ASKED TO VOTE FOR CHANGES TO MY FUND'S INVESTMENT POLICIES AND RESTRICTIONS?

The Board of Trustees believes that it would benefit shareholders of the Funds to update the Funds' fundamental investment policies. Some of the Funds' policies reflect government regulations that no longer exist. In other cases, policies are more restrictive than current government regulations require. The proposed changes in investment policies will benefit shareholders by allowing the Funds to adapt more quickly to future changes in investment opportunities. It is currently expected that the proposed changes to the investment policies will not have a material impact on the manner in which the Funds are managed.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will help save the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

After careful consideration, the Trustees of your Fund, including the Independent Trustees who comprise a majority of each Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

HOW CAN I VOTE MY SHARES?

Please refer to your proxy card for instructions on how to vote.

                       SEI INSTITUTIONAL INVESTMENTS TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                OCTOBER 27, 2004

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of SEI Institutional Investments Trust (the "Trust") and each of its portfolios (the "Funds") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 27, 2004, at 3:00 p.m. (Eastern time).

     The purpose of the Meeting is to consider the Proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

     1.   TO ELECT TRUSTEES FOR THE TRUST.

     2. TO APPROVE ELIMINATING OR RECLASSIFYING CERTAIN FUNDAMENTAL POLICIES AND RESTRICTIONS FOR ALL FUNDS.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     All shareholders are invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

     Shareholders of record at the close of business on August 17, 2004 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                        BY ORDER OF THE BOARD OF TRUSTEES

                           TIMOTHY D. BARTO, SECRETARY

September 9, 2004

                       SEI INSTITUTIONAL INVESTMENTS TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Investments Trust (the "Trust") and each of its portfolios (collectively, the "Funds") for use at the special meeting of shareholders to be held on October 27, 2004 at 3:00 p.m. (Eastern time) at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Funds at the close of business on August 17, 2004 are entitled to vote at the Meeting ("Shareholders"). The proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about September 9, 2004.

     As of August 17, 2004, the net assets and the approximate number of units of beneficial interest ("shares") issued and outstanding for each Fund were as follows:

FUND                                     NET ASSETS         SHARES OUTSTANDING
----                                     ----------         ------------------
SEI INSTITUTIONAL INVESTMENTS TRUST
Large Cap Fund                        $ 1,640,747,006.69       117,773,151.7410
Large Cap Disciplined Equity Fund     $ 2,479,877,611.51        23,094,388.6010
Small/Mid Cap Equity Fund             $   443,036,411.70         4,451,080.9190
Small Cap Fund                        $ 1,184,033,552.60        88,055,292.9760
International Equity Fund             $ 1,426,538,714.70       145,818,767.0140
Core Fixed Income Fund                $ 3,368,035,436.77       324,076,779.0800
Large Cap Index Fund                  $   273,937,595.76         2,874,768.6690
Long Duration Bond Fund               $    33,404,010.41         3,287,211.5700
Extended Duration Bond Fund           $    35,096,707.50         3,367,936.7220

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. With respect to Proposal 1, all Shareholders of the Trust's Funds, voting together, are being asked to elect three individuals to the Trust's Board of Trustees. With respect to Proposal 2, Shareholders of each Fund will be voting separately and each Fund's votes will be counted separately for the Proposal. If a Fund approves an item of Proposal 2 while one or more Funds do not approve that item, such item will be implemented only with respect to the Fund or Funds that have approved that item.

     In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SIMC, the Shareholder Servicing Agent for the Trust, and certain third parties hired for such purpose, may solicit proxies in person, by Internet or by telephone. The Funds will bear the costs of the Meeting and costs of any solicitation in connection with the Meeting. The Funds will use Georgeson Shareholder, third party solicitor, for solicitation of proxies. Georgeson Shareholder may solicit proxies in person, by Internet or by telephone. The Funds expect to pay approximately $116,000 to Georgeson Shareholder. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

     The Trust is organized as a Massachusetts business trust and is not required to hold annual shareholder meetings. The Meeting is being called in order to permit Shareholders to vote on: (i) the election of Trustees; and (ii) changes to the investment policies and restrictions for the Funds. The summary voting table below sets forth the action required of each Fund.


NO.               PROPOSAL                                 FUND
---               --------                                 ----
 1.   TO ELECT TRUSTEES FOR THE TRUST           All Funds; Shareholders of
                                                the Trust voting together with
                                                other Shareholders of the Trust

 2.   TO APPROVE ELIMINATING OR RECLASSIFYING   All Funds; Shareholders of
      CERTAIN FUNDAMENTAL POLICIES AND          each Fund voting separately
      RESTRICTIONS

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     IMPLEMENTATION OF THESE PROPOSALS WILL NOT RESULT IN INCREASED FUND FEES OR EXPENSES TO SHAREHOLDERS.

PROPOSAL 1.     TO ELECT TRUSTEES FOR THE TRUST.

     Shareholders are being asked to elect Rosemarie B. Greco, Nina Lesavoy and James M. Williams (each a "Nominee" and, collectively, the "Nominees") as Trustees for the Trust. The Board of Trustees recommends that Shareholders elect the three Nominees to serve as Trustees, each to hold office until a successor is duly elected and qualified.

     Rosemarie B. Greco and Nina Lesavoy are currently members of the Board and were appointed to the Board by the Board of Trustees on March 20, 2000 and September 17, 2003, respectively. James M. Williams was nominated by the Nominating Committee to the Board on June 17, 2004, based on a referral by one of the Trust's Independent Trustees acting as a member of the Trust's Nominating Committee, and appointed by the Board on August 10, 2004, subject to approval of his election by Shareholders, as required under the 1940 Act.

     Each Nominee has consented to being named in this Proxy Statement and to serving as Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve as Trustee if elected.

     INFORMATION ABOUT CURRENT TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEES. The business and affairs of the Trust, including all of its Funds, are managed under the direction of its Board of Trustees. The table below provides basic information about each Nominee and each current Trustee. The fund complex is composed of all of the Funds and the portfolios of SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust and SEI Asset Allocation Trust (the "Fund Complex"). The mailing address for each Nominee and each Trustee, except for the mailing address for William M. Doran, is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The mailing address for Mr. Doran is 1701 Market Street, Philadelphia, PA 19103.

                                                                                           NUMBER OF
                                                                                           FUNDS IN
                                  TERM OF                                                  THE FUND
                    POSITION    OFFICE AND          PRINCIPAL OCCUPATION DURING THE        COMPLEX
                    WITH THE     LENGTH OF             PAST FIVE YEARS AND OTHER            TO BE
NAME AND AGE          TRUST     TIME SERVED    DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE    OVERSEEN
-----------         --------  --------------  -------------------------------------------  ----------
NOMINEES FOR INDEPENDENT TRUSTEES

Rosemarie B.        Trustee   No set term;    Director, Governor's Office of Health Care       68
Greco; 58                     served since    Reform, Commonwealth of Pennsylvania since
                              2000.           2003. Founder and Principal, Grecoventures
                                              Ltd. from 1999 to 2002. Interim President
                                              & Chief Executive Officer, Private
                                              Industry Council of Philadelphia, April
                                              1998-August 1998. President, Corestates
                                              Financial Corp., 1996-1997; Chief
                                              Executive Officer and President,
                                              Corestates Bank, N.A., 1994-1997. Director
                                              of Sunoco, Inc. and Exelon Corporation,
                                              Trustee of Pennsylvania Real Estate
                                              Investment Trust, SEI Asset Allocation
                                              Trust, SEI Daily Income Trust, SEI
                                              Institutional International Trust, SEI
                                              Institutional Investments Trust, SEI
                                              Institutional Managed Trust, SEI Index
                                              Funds, SEI Liquid Asset Trust and SEI Tax
                                              Exempt Trust.

Nina Lesavoy; 47    Trustee   No set term;    Partner, Cue Capital since 2002. Head of         68
                              served since    Sales, Investorforce, January
                              2003.           2000-December 2001. Global Partner working
                                              for the CEO, Invesco Capital, January
                                              1998-January 2000. Head of Sales and
                                              Client Services, Chancellor Capital and
                                              later LGT Asset Management, 1986-2000.
                                              Trustee of SEI Absolute Return Master
                                              Fund, L.P., SEI Opportunity Master Fund,
                                              L.P., SEI Absolute Return Fund, L.P., SEI
                                              Opportunity Fund, L.P., SEI Asset
                                              Allocation Trust, SEI Tax Exempt Trust,
                                              SEI Daily Income Trust, SEI Institutional
                                              Managed Trust, SEI Liquid Asset Trust, SEI
                                              Index Funds, SEI Institutional
                                              International Trust and SEI Institutional
                                              Investments Trust.

James M.            Nominee   No set          Vice President and Chief Investment              68
Williams; 56                  term.           Officer, J. Paul Getty Trust, Non Profit
                                              Foundation for Visual Arts, since December
                                              2002. President, Harbor Capital Advisors
                                              and Harbor Mutual Funds, 2000-2002.
                                              Manager, Pension Asset Management, Ford
                                              Motor Company, 1997-1999.

                                                                                           NUMBER OF
                                                                                           FUNDS IN
                                  TERM OF                                                  THE FUND
                    POSITION    OFFICE AND          PRINCIPAL OCCUPATION DURING THE        COMPLEX
                    WITH THE     LENGTH OF             PAST FIVE YEARS AND OTHER            TO BE
NAME AND AGE          TRUST     TIME SERVED    DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE    OVERSEEN
-----------         --------  --------------  -------------------------------------------  ----------
CURRENT INDEPENDENT TRUSTEES

F. Wendell          Trustee   No set term;    Retired. Trustee of SEI Asset Allocation         68
Gooch; 71                     served since    Trust, SEI Daily Income Trust, SEI
                              1995.           Institutional International Trust, SEI
                                              Institutional Investments Trust, SEI
                                              Institutional Managed Trust, SEI Liquid
                                              Asset Trust, SEI Index Funds, SEI Tax
                                              Exempt Trust, STI Classic Funds and STI
                                              Classic Variable Trust.

James M.            Trustee   No set term;    Attorney, Solo Practitioner since 1994.          68
Storey; 73                    served since    Partner, Dechert Price & Rhoads (law firm),
                              1995.           September 1987-December 1993. Director of
                                              U.S. Charitable Gift Trust. Trustee of The
                                              Advisors' Inner Circle Fund, The Advisors'
                                              Inner Circle Fund II, Expedition Funds,
                                              The MDL Funds, Massachusetts Health and
                                              Education Tax-Exempt Trust, SEI Asset
                                              Allocation Trust, SEI Daily Income Trust,
                                              SEI Institutional International Trust, SEI
                                              Institutional Investments Trust, SEI
                                              Institutional Managed Trust, SEI Index
                                              Funds, SEI Liquid Asset Trust and SEI Tax
                                              Exempt Trust.

George J.           Trustee   No set term;    Self-employed Consultant, Newfound               68
Sullivan, Jr.; 61             served since    Consultants Inc. since April 1997. Trustee
                              1996.           of State Street Navigator Securities
                                              Lending Trust, The Advisors' Inner Circle
                                              Fund, The Advisors' Inner Circle Fund II,
                                              Expedition Funds, The MDL Funds, SEI
                                              Absolute Return Master Fund, L.P., SEI
                                              Opportunity Master Fund, L.P., SEI
                                              Absolute Return Fund, L.P., SEI
                                              Opportunity Fund, L.P., SEI Asset
                                              Allocation Trust, SEI Daily Income Trust,
                                              SEI Institutional International Trust, SEI
                                              Institutional Investments Trust, SEI
                                              Institutional Managed Trust, SEI Index
                                              Funds, SEI Liquid Asset Trust and SEI Tax
                                              Exempt Trust.

                                                                                           NUMBER OF
                                                                                           FUNDS IN
                                  TERM OF                                                  THE FUND
                    POSITION    OFFICE AND          PRINCIPAL OCCUPATION DURING THE        COMPLEX
                    WITH THE     LENGTH OF             PAST FIVE YEARS AND OTHER            TO BE
NAME AND AGE          TRUST     TIME SERVED    DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE    OVERSEEN
-----------         --------  --------------  ------------------------------------------  -----------
CURRENT INTERESTED TRUSTEES

William M.          Trustee   No set term;    Self-employed Consultant. Partner, Morgan,       68
Doran; 64                     served since    Lewis & Bockius LLP (law firm) from 1976
                              1995.           to 2003, counsel to the Trust, SEI
                                              Investments Company, SIMC, SEI Investments
                                              Fund Management and SEI Investments
                                              Distribution Co. Director of SEI
                                              Investments Company since 1974; Secretary
                                              of SEI Investments Company since 1978.
                                              Director of SEI Investments Distribution
                                              Co. since 2003. Trustee of The
                                              Advisors' Inner Circle Fund, The
                                              Advisors' Inner Circle Fund II, Expedition
                                              Funds, The MDL Funds, SEI Asset Allocation
                                              Trust, SEI Daily Income Trust, SEI
                                              Institutional International Trust, SEI
                                              Institutional Investments Trust, SEI
                                              Institutional Managed Trust, SEI Index
                                              Funds, SEI Liquid Asset Trust and SEI Tax
                                              Exempt Trust.

Robert A.           Chairman  No set term;    Currently performs various services on           68
Nesher; 58                    served since    behalf of SEI Investments Company for
                              1995.           which Mr. Nesher is compensated. Executive
                                              Vice President of SEI Investments Company,
                                              1986-1994. Director and Executive Vice
                                              President of SIMC, SEI Investments Fund
                                              Management and SEI Investments
                                              Distribution Co., 1981-1994. Trustee of
                                              The Advisors' Inner Circle Fund, The
                                              Advisors' Inner Circle Fund II, Bishop
                                              Street Funds, Expedition Funds, The MDL
                                              Funds, SEI Global Master Fund, plc, SEI
                                              Global Assets Fund, plc, SEI Global
                                              Investments Fund, plc, SEI Investments
                                              Global, Limited, SEI Absolute Return
                                              Master Fund, L.P., SEI Opportunity Master
                                              Fund, L.P., SEI Absolute Return Fund,
                                              L.P., SEI Opportunity Fund, L.P., SEI
                                              Asset Allocation Trust, SEI Daily Income
                                              Trust, SEI Institutional International
                                              Trust, SEI Institutional Investments
                                              Trust, SEI Institutional Managed Trust,
                                              SEI Index Funds, SEI Liquid Asset Trust
                                              and SEI Tax Exempt Trust.

     Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Funds, as that term is defined in the 1940 Act ("Interested Trustees"), by virtue of their relationship with SIMC, which serves as investment adviser to the Funds, and SEI Investments Distribution Co., the Funds' distributor.

     MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES. The chart below provides information about the number of Board meetings held during the Trust's most recently completed fiscal year, May 31, 2004, and which Board members attended such meetings.

           NUMBER OF BOARD MEETINGS
                 HELD DURING                            TRUSTEES WHO
            MOST RECENT FISCAL YEAR                 ATTENDED THE MEETING
           ------------------------                 --------------------
                     9                   The Trustees attended all meetings, except for
                                         Mr. Gooch and Ms. Greco, who were each absent
                                         from one meeting.

     The Trust does not have a policy with respect to the Trustees' attendance at meetings, but as a matter of practice, all of the Trustees attend the Trust's Board meetings (in-person or by telephone) to the extent possible.

     The Trust has a standing Audit Committee currently consisting of Messrs. Gooch, Storey and Sullivan, and Messes. Greco and Lesavoy, each of whom is not an "interested person" as such term is defined in the 1940 Act (collectively, the "Independent Trustees"). The Audit Committee assists the Trustees in their oversight of the Trust's financial reporting. The chart below provides information about the number of Audit Committee meetings held during the Trust's most recently completed fiscal year, May 31, 2004, and which Audit Committee members attended such meetings.

           NUMBER OF AUDIT COMMITTEE
            MEETINGS HELD DURING MOST          AUDIT COMMITTEE MEMBERS WHO
               RECENT FISCAL YEAR                 ATTENDED THE MEETING
           ------------------------            ---------------------------
                     4                   The Audit Committee members attended all
                                         meetings, except for Messrs. Gooch and Storey,
                                         who were each absent from one meeting.

     The Trust has a standing Nominating Committee currently consisting of the Independent Trustees. The Nominating Committee is responsible for evaluating and recommending nominees for election to the Board. The Nominating Committee meets as necessary and met twice during the Trust's most recently completed fiscal year, May 31, 2004.

     The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A. It is the Nominating Committee's policy to review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's office. As of the date of this Proxy Statement, the Nominating Committee has not adopted specific, minimum qualifications that the Committee believes a candidate must meet before being considered for Board membership.

     The Trust has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair

Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets as necessary and met 36 times during the Trust's most recently completed fiscal year, May 31, 2004.

     The Trust does not have a standing compensation committee or any committee performing similar functions.

     COMPENSATION OF THE TRUSTEES, OFFICERS AND OTHERS. The Interested Trustees and officers of the Trust do not receive compensation from the Trust. The chart below provides information about the total compensation accrued and payable to the Independent Trustees by the Trust and the Fund Complex for the Trust's most recently completed fiscal year, May 31, 2004.

                                                      PENSION OR
                                                     RETIREMENT             ESTIMATED             TOTAL
                                  TOTAL            BENEFITS ACCRUED          ANNUAL            COMPENSATION
NAME OF                        COMPENSATION           AS PART OF         BENEFITS UPON             FROM
INDEPENDENT TRUSTEE             FROM TRUST           FUND EXPENSES         RETIREMENT          FUND COMPLEX
-------------------            ------------        ----------------      -------------         ------------
F. Wendell Gooch                $  26,464                N/A                  N/A               $  133,000
James M. Storey                 $  26,464                N/A                  N/A               $  133,000
George J. Sullivan, Jr.         $  26,464                N/A                  N/A               $  133,000
Rosemarie B. Greco              $  26,464                N/A                  N/A               $  133,000
Nina Lesavoy                    $  26,464                N/A                  N/A               $  133,000

     OWNERSHIP OF FUND SECURITIES. The table below shows the dollar range of equity securities beneficially owned by each Nominee or Trustee as of June 30, 2004.

                                                                        AGGREGATE DOLLAR RANGE OF
                                                                     EQUITY SECURITIES IN ALL FUNDS
NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY                OVERSEEN BY TRUSTEE OR NOMINEE
OR NOMINEE                    SECURITIES FOR EACH FUND                     IN THE FUND COMPLEX
---------------               ------------------------               ------------------------------
Mr. Nesher                              None                                 Over $100,000
Mr. Doran                               None                                 Over $100,000
Mr. Gooch                               None                                 Over $100,000
Mr. Storey                              None                                 None
Mr. Sullivan                            None                                 None
Ms. Greco                               None                                 None
Ms. Lesavoy                             None                                 None
Mr. Williams                            None                                 None

     VOTING REQUIREMENTS FOR PROPOSAL 1. Approval of each Nominee listed under Proposal 1 as a Trustee of the Trust requires a majority vote of the shares of all Funds represented at the Meeting in person or by proxy.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR"
                  EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1.

PROPOSAL 2.     TO APPROVE ELIMINATING OR RECLASSIFYING CERTAIN FUNDAMENTAL
                POLICIES AND RESTRICTIONS FOR ALL FUNDS.

     The Board of Trustees recommends that Shareholders approve eliminating or reclassifying certain fundamental investment policies for all Funds.

     GENERAL DESCRIPTION OF 1940 ACT REQUIREMENTS. Each Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and statement of additional information. The 1940 Act requires that each Fund classify specific investment policies as fundamental policies and requires a shareholder vote to make changes to those policies. Other policies not enumerated in the 1940 Act can be designated by the Fund as fundamental, and if so designated, may only be changed by shareholder vote or can be designated as non-fundamental and may be changed by a vote of the Board of Trustees.

     Since the time each Fund was created, there have been a number of changes in the laws and regulations that govern management investment companies (mutual funds), such as the Funds. First, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on the Funds by various states are no longer required. In addition, new types of investment techniques and instruments have been developed, which the Funds may not be permitted to use or invest in because of their outdated fundamental policies.

     SIMC performed a comprehensive review of the Funds' fundamental policies, and based on the recommendations of SIMC, the Board of Trustees has approved policy revisions that are designed to: (i) simplify and modernize those policies that are required to be fundamental; and (ii) eliminate or reclassify as non-fundamental those fundamental policies that are no longer required to be fundamental or that are no longer necessary.

     In some cases the Board of Trustees recommends that fundamental policies be amended or eliminated completely. In certain cases, the Board of Trustees has approved non-fundamental policies that in effect reclassify all or part of a fundamental policy into a non-fundamental policy. While not specifically subject to shareholder approval, the non-fundamental policies approved by the Board will not take effect unless the related change to the fundamental policy is approved by Shareholders. Once converted to non-fundamental, a policy may be changed without shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the Funds' prospectus(es) or statement of additional information, as required.

     Approval of these changes by Shareholders would allow the Funds greater flexibility to respond to a changing investment environment. The Board of Trustees also believes that the proposed changes will enhance the Funds' investment adviser's ability to manage the Funds' investment portfolios. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the cost and delay associated with a shareholder meeting.

     Each proposed change to a Fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, attached as Exhibit B is a list of the Funds' current fundamental policies proposed to be replaced by new fundamental and/or non-fundamental policies or to be eliminated.

     VOTING REQUIREMENTS FOR PROPOSAL 2. Approval of each item of Proposal 2 requires the favorable vote of a majority of outstanding voting shares of a Fund as defined by the 1940 Act. Proposal 2 is separated into separate items. YOU MAY VOTE FOR PROPOSAL 2 AS A GROUP OR BY EACH ITEM. If you vote on Proposal 2 as a group, a Fund will record your votes as having been cast "FOR" or "AGAINST," according to your vote, each applicable item within Proposal 2. Alternatively, you may vote separately for or against each item. If this proxy card includes a vote on Proposal 2 as a group and separate votes on specific items, your vote on Proposal 2 as a group will control and will be recorded as your intended vote, except with respect to those specific items for which you have voted separately, in which case your separate votes will control with respect to such items and will be recorded as your intended vote.

     If Shareholders approve some, but not all, items of Proposal 2, a Fund will have a combination of certain current fundamental policies and certain new fundamental and/or non-fundamental policies. Fundamental policies approved by the Shareholders will become effective immediately after the Meeting. However, it is not expected that the changes in fundamental policies will materially change the manner in which the Funds are managed.

     ITEM 2 (a) - FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding diversification.

                   FUNDS                                           CURRENT FUNDAMENTAL POLICY
                   -----                                           --------------------------
Large Cap, Small Cap, Core Fixed Income,                With respect to 75% of its assets, no Fund may:
International Equity, Large Cap Index, Large Cap        (i) purchase securities of any issuer (except securities
Disciplined Equity, Small/Mid Cap Equity, Long          issued or guaranteed by the U.S. Government, its
Duration Bond and Extended Duration Bond Funds          agencies or instrumentalities) if, as a result, more than
                                                        5% of its total assets would be invested in the
                                                        securities of such issuer; or (ii) acquire more than
                                                        10% of the outstanding voting securities of any one
                                                        issuer.

     PROPOSED FUNDAMENTAL POLICY. No Fund may purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirements for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Each Fund listed above is classified as a "diversified" mutual fund. This Proposal does not seek to change the Funds' status as diversified mutual funds, but to provide the Funds with maximum flexibility allowed for diversified mutual funds under the 1940 Act. The proposed fundamental policy will require a Fund to comply with the limitations imposed by the 1940 Act on "diversified" mutual funds. Section 5(b) of the 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved reclassifying each Fund's current fundamental policy regarding diversification as a non-fundamental policy. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund.

The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (b) - FUNDAMENTAL POLICY REGARDING CONCENTRATION

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding concentration.

                   FUNDS                                           CURRENT FUNDAMENTAL POLICY
                   -----                                           --------------------------
Large Cap, Small Cap, Core Fixed Income,                No Fund may purchase any securities which would
International Equity, Large Cap Index, Large Cap        cause more than 25% (25% or more for the Large
Disciplined Equity, Small/Mid Cap Equity, Long          Cap Disciplined Equity, Small/Mid Cap Equity, Long
Duration Bond and Extended Duration Bond Funds          Duration Bond and Extended Duration Bond Funds)
                                                        of its total assets to be invested in the securities of
                                                        one or more issuers conducting their principal
                                                        business activities in the same industry, provided that
                                                        this limitation does not apply to investments in
                                                        securities issued or guaranteed by the U.S.
                                                        Government, its agencies or instrumentalities.

     PROPOSED FUNDAMENTAL POLICY. No Fund may concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. The 1940 Act generally requires the Funds to adopt a fundamental policy regarding concentration of investments in particular industries. It is currently the Securities and Exchange Commission (the "SEC") staff's position that if 25% or more of the value of a fund's assets are invested in securities of issuers in one industry, that fund's investments will be deemed to be concentrated in that industry. However, this 25% limitation does not apply to: (i) fund investments in government securities; (ii) municipal bond fund investments in industrial development and pollution control bonds; and
(iii) fund investments in certain obligations of domestic banks.

     The proposed policy is more flexible than the current policy, and would permit the Funds to take appropriate and timely action in the future to amend the Funds' policies in response to market or regulatory changes, without the delay and costs associated with a shareholder meeting. The Board of Trustees anticipates taking such action only in the event that the SEC changes its position on the meaning of industry concentration.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved reclassifying each Fund's current fundamental policy regarding concentration as a non-fundamental policy. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (c) - FUNDAMENTAL POLICIES REGARDING BORROWING AND SENIOR SECURITIES

     CURRENT FUNDAMENTAL POLICIES. The chart below describes each Fund's current fundamental policy regarding borrowing and senior securities.

                   FUNDS                                          CURRENT FUNDAMENTAL POLICY
                   -----                                           --------------------------
Large Cap Index, Large Cap Disciplined Equity,          No Fund may borrow money in an amount exceeding
Small/Mid Cap Equity, Long Duration Bond and            33 1/3% of the value of its total assets, provided that,
Extended Duration Bond Funds                            for purposes of this limitation, investment strategies
                                                        which either obligate a Fund to purchase securities or
                                                        require a Fund to segregate assets are not considered
                                                        to be borrowing. Asset coverage of 300% is required
                                                        for all borrowing, except where the Fund has
                                                        borrowed money for temporary purposes in an
                                                        amount not exceeding 5% of its total assets.

                                                        No Fund may issue any class of senior security (as
                                                        defined in the 1940 Act) except as permitted by rule,
                                                        regulation or order of the SEC.

Large Cap, Small Cap, Core Fixed Income and             No Fund may issue any class of senior security or sell
International Equity Funds                              any senior security of which it is the issuer, except
                                                        that a Fund may borrow from any bank, provided that
                                                        immediately after any such borrowing there is asset
                                                        coverage of at least 300% for all borrowings of the
                                                        Fund, and further provided that, to the extent that
                                                        such borrowings exceed 5% of a Fund's total assets,
                                                        all borrowings shall be repaid before such Fund
                                                        makes additional investments. The term "senior
                                                        security" shall not include any temporary borrowings
                                                        that do not exceed 5% of the value of such Fund's
                                                        total assets at the time the Fund makes such
                                                        temporary borrowing. In addition, investment
                                                        strategies that either obligate a Fund to purchase
                                                        securities or require a Fund to segregate assets will
                                                        not be considered borrowings or senior securities.

     PROPOSED FUNDAMENTAL POLICY. No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt fundamental policies regarding borrowing and issuance of senior securities. The 1940 Act presently limits a fund's ability to borrow, except for borrowings from banks so long as the fund maintains 300% asset coverage. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for a fund. The 1940 Act generally prohibits the Funds from issuing senior securities, although it provides allowances for certain borrowings and other investments, which otherwise might be viewed as issuing senior securities such as short sales or reverse repurchase agreements, if Fund assets are earmarked or segregated to cover such obligations.

     Currently, the Funds have two separate fundamental policies for borrowing and issuance of senior securities. The current fundamental policy regarding borrowing is more restrictive than the current practices permitted under the 1940 Act. As a result, it is proposed that the Funds adopt a more flexible single fundamental policy to address both borrowing and issuance of senior securities. This would permit the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved reclassifying each Fund's current fundamental policy regarding borrowing and issuance of senior securities as a non-fundamental policy. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (d) - FUNDAMENTAL POLICY REGARDING LENDING

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding lending.

                   FUNDS                                          CURRENT FUNDAMENTAL POLICY
                   -----                                           --------------------------
Large Cap, Small Cap, Core Fixed Income,                No Fund may make loans if, as a result, more than
International Equity, Large Cap Index, Large Cap        33 1/3% of its total assets would be lent to other
Disciplined Equity, Small/Mid Cap Equity, Long          parties, except that each Fund may: (i) purchase or
Duration Bond and Extended Duration Bond Funds          hold debt instruments in accordance with its
                                                        investment objective and policies; (ii) enter into
                                                        repurchase agreements; and (iii) lend its securities.

     PROPOSED FUNDAMENTAL POLICY. No Fund may make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

     It is proposed that the Funds adopt a more flexible fundamental policy. This fundamental lending policy would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved reclassifying each Fund's current fundamental policy regarding lending as a non-fundamental policy. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (e) - FUNDAMENTAL POLICY REGARDING PURCHASE OF REAL ESTATE AND COMMODITIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding purchase of real estate and commodities.

                   FUNDS                                          CURRENT FUNDAMENTAL POLICY
                   -----                                           --------------------------
Large Cap, Small Cap, Core Fixed Income,                No Fund may purchase or sell real estate, physical
International Equity, Large Cap Index, Large Cap        commodities, or commodities contracts, except that
Disciplined Equity, Small/Mid Cap Equity, Long          each Fund may purchase: (i) marketable securities
Duration Bond and Extended Duration Bond Funds          issued by companies which own or invest in real
                                                        estate (including real estate investment trusts),
                                                        commodities, or commodities contracts; and
                                                        (ii) commodities contracts relating to financial
                                                        instruments, such as financial futures contracts and
                                                        options on such contracts.

     PROPOSED FUNDAMENTAL POLICY. No Fund may purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding investment in real estate and commodities. The 1940 Act does not prohibit the Funds from purchasing commodities. It is the SEC staff's position that an interest in real estate includes non-marketable securities of companies whose assets consist substantially of real property and interests therein, including mortgages and other liens, but does not include securities of companies whose investments in real estate are incidental to another business. The 1940 Act does not restrict a fund's investment in marketable securities of issuers who invest in real estate (E.G., real estate investment trusts or REITs).

     It is proposed that the Funds adopt a more flexible fundamental policy. This fundamental policy regarding the purchase of real estate and commodities would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to invest in real estate or commodities in the future as necessary to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost associated with a shareholder meeting.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved reclassifying each Fund's current fundamental policy regarding purchase of real estate and commodities as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (f) - FUNDAMENTAL POLICY REGARDING UNDERWRITING OF SECURITIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding underwriting of securities.

                   FUNDS                                          CURRENT FUNDAMENTAL POLICY
                   -----                                           --------------------------
Large Cap, Small Cap, Core Fixed Income,                No Fund may act as an underwriter of securities of
International Equity, Large Cap Index, Large Cap        other issuers except as it may be deemed an
Disciplined Equity, Small/Mid Cap Equity, Long          underwriter in selling a portfolio security.
Duration Bond and Extended Duration Bond Funds

     PROPOSED FUNDAMENTAL POLICY. No Fund may underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding underwriting of securities. The SEC staff generally takes the position that funds should not engage in the business of underwriting securities.

     It is proposed that the Funds adopt a more flexible fundamental policy. While the Funds' current fundamental policy has not affected the Funds' investments in the past, its replacement with a more flexible fundamental policy could provide investment flexibility in the future. This would permit the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting. Accordingly, should Shareholders approve this Proposal, the fundamental policy set forth above will take effect.

     ITEM 2 (g) - FUNDAMENTAL POLICY REGARDING INVESTMENT IN OIL AND GAS

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding investment in oil and gas.

                   FUNDS                                          CURRENT FUNDAMENTAL POLICY
                   -----                                           --------------------------
Large Cap, Small Cap, Core Fixed Income and             No Fund may invest in interests in oil, gas, or other
International Equity Funds                              mineral exploration or development programs and oil,
                                                        gas or mineral leases.

     PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

     ANALYSIS OF PROPOSED CHANGE. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investment in oil and gas. As a result, it is proposed that the current fundamental policy be eliminated.

     PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved reclassifying the Funds' current fundamental policy regarding investment in oil and gas as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (h) - FUNDAMENTAL POLICY MAKING ALL INVESTMENT LIMITATIONS IN PROSPECTUS FUNDAMENTAL

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's fundamental policy making all investment limitations in its prospectus fundamental.

                   FUNDS                                          CURRENT FUNDAMENTAL POLICY
                   -----                                           --------------------------
Large Cap, Small Cap, Core Fixed Income and             The Funds' investment limitations in their respective
International Equity Funds                              prospectuses are fundamental.

     PROPOSED FUNDAMENTAL POLICY. None. It is proposed that the Funds' fundamental policy making the Funds' policies fundamental be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act, as described above in Items 2(a) through 2(f).

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are not required to adopt a policy requiring that all of their investment limitations in their prospectuses be classified as fundamental. Management believes that the current policy is unduly restrictive and may effectively prevent the Funds from taking advantage of new investment opportunities that are potentially beneficial to shareholders and available to other mutual funds. The proposed new policy would enable the Funds to make changes to policies in response to new market conditions or changes in the regulatory environment, subject to Board approval. If this change is approved, the Board of Trustees may take appropriate and timely action to amend, as necessary, and without the expense and delay associated with a shareholder meeting, the Funds' policies in the event any regulatory changes occur or new types of investments become available.

     ITEM 2 (i) - FUNDAMENTAL POLICY REQUIRING THAT AT LEAST 65% OF A FUND'S ASSETS BE INVESTED IN PARTICULAR TYPES OF SECURITIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's fundamental policy that requires a Fund to invest at least 65% of its assets in particular types of securities.

                   FUNDS                                          CURRENT FUNDAMENTAL POLICY
                   -----                                           --------------------------
Large Cap, Small Cap, Core Fixed Income and             No Fund may invest less than 65% of its assets in the
International Equity Funds                              types of securities described in its prospectus.

     PROPOSED FUNDAMENTAL POLICY. None. It is proposed that the Funds' fundamental policy requiring a Fund to invest at least 65% of its assets in particular types of securities be eliminated.

     ANALYSIS OF PROPOSED CHANGE. Pursuant to Rule 35d-1 under the 1940 Act, a fund is required to adopt a policy to invest, under normal circumstances, at least 80% of the value of its assets in particular types of investments, in investments in a particular industry, or investments in a particular country or geographic region, as suggested by its name. This policy may either be a fundamental policy or the fund may adopt a non-fundamental policy coupled with a policy to provide fund shareholders with at least 60 days' prior notice of any change in this policy. Each Fund has adopted a policy to invest its assets as required under the 1940 Act, and to provide Shareholders with at least 60 days' prior notice of any change to its policy. Management believes that the current policy is unduly restrictive and this policy may effectively prevent the Board of Trustees from taking appropriate and timely action to amend, as necessary, and without the expense and delay associated with a shareholder meeting, the Funds' policies in the event that any regulatory changes occur or new types of investments become available. The Funds will continue to invest their assets consistent with the requirements of Rule 35d-1.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                       VOTE "FOR" EACH ITEM OF PROPOSAL 2.

                             INFORMATION CONCERNING
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP ("PwC") serves as the independent registered public accounting firm for the Trust. PwC conducts annual audits of the Trust's financial statements, reviews the Trust's filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

     Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     AUDIT FEES. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those years.

     Fiscal year-end 2003 - $102,000
     Fiscal year-end 2004 - $133,400

     AUDIT-RELATED FEES. Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under "Audit Fees" above.

     For services rendered to Trust:

     Fiscal year-end 2003 - N/A
     Fiscal year-end 2004 - $132,617

     Nature of services rendered to Trust:

     Includes fees for review of N-1A Filings for SEI Institutional Investments Trust; the examination of the design of SEI's Anti-Money Laundering Program Framework; 404 Readiness Assistance for SEI; and agreed upon procedures related to the requirement to perform an independent audit pursuant to Section 352 of the USA PATRIOT Act for SEI Funds.

     For services rendered to SIMC or to any entity controlling, controlled by, or under common control with SIMC that provides ongoing services to Trust (collectively referred to herein as "Affiliated Service Providers"):

     Fiscal year-end 2003 - N/A
     Fiscal year-end 2004 - N/A

     Nature of services rendered to Affiliated Service Providers:

     N/A

     TAX FEES. PwC did not render any tax compliance, tax advice or tax planning services to the Trust for the two most recently completed fiscal years. PwC did not render any such tax services to Affiliated Service Providers, which engagements relate directly to the operations and financial reporting of the Trust for the two most recently completed fiscal years.

     ALL OTHER FEES. PwC did not bill for other products and services, other than the services reported above, for the two most recently completed fiscal years. PwC did not render other services to Affiliated Service Providers, which engagements relate directly to the operations and financial reporting of the Trust for the two most recently completed fiscal years.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

     AGGREGATE NON-AUDIT FEES. Below are the aggregate non-audit fees billed in each of the last two fiscal years by PwC for services rendered to the Trust and Affiliated Service Providers:

     Fiscal year-end 2003 - $597,000
     Fiscal year-end 2004 - $667,792

     BOARD CONSIDERATION OF NON-AUDIT SERVICES. During the past fiscal year, all non-audit services provided by PwC to any Affiliated Service Providers were pre-approved by the Trust's Audit Committee. Included in the Audit Committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining PwC's independence.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

     INFORMATION ABOUT OFFICERS OF THE TRUST. The chart below provides basic information about the Trust's current officers. The mailing address of each officer is One Freedom Valley Drive, Oaks, PA 19456.

                                                                                                              NUMBER OF
                                                                                                               FUNDS IN
                                                                                                               THE FUND
                          POSITION     TERM OF OFFICE                  PRINCIPAL OCCUPATION                    COMPLEX
                          WITH THE     AND LENGTH OF                        DURING THE                          TO BE
NAME AND AGE                TRUST       TIME SERVED                      PAST FIVE YEARS                       OVERSEEN
------------              --------     --------------                  --------------------                   ---------
Edward D.              President      No set term;     Executive Vice President and President--                   68
Loughlin; 53           and Chief      served since     Asset Management Division of SEI
                       Executive      1995.            Investments Company since 1993. Director
                       Officer                         and President of SIMC since 2004. Chief
                                                       Executive Officer of SEI Investments Fund
                                                       Management and Director of SEI Investments
                                                       Distribution Co. since 2003. Executive Vice
                                                       President of SEI Investments Fund
                                                       Management, 1994-2003. Executive Vice
                                                       President of SIMC, 1994-2004.

                                                                                                              NUMBER OF
                                                                                                               FUNDS IN
                                                                                                               THE FUND
                          POSITION     TERM OF OFFICE                  PRINCIPAL OCCUPATION                    COMPLEX
                          WITH THE     AND LENGTH OF                        DURING THE                          TO BE
NAME AND AGE                TRUST       TIME SERVED                      PAST FIVE YEARS                       OVERSEEN
------------              --------     --------------                  --------------------                   ---------
Timothy D.             Vice           No set term;     General Counsel and Secretary of SIMC and                  68
Barto; 36              President      served since     SEI Investments Fund Management since
                       and            1999.            2004. Vice President of SIMC and SEI
                       Secretary                       Investments Fund Management since 2001.
                                                       Vice President and Assistant Secretary of SEI
                                                       Investments Company since 2001. Assistant
                                                       Secretary of SIMC, SEI Investments Fund
                                                       Management and SEI Investments
                                                       Distribution Co. and Vice President of SEI
                                                       Investments Distribution Co., 1999-2003.
                                                       Associate, Dechert Price & Rhoads (law
                                                       firm), 1997-1999.

Lydia A.               Vice           No set term;     Vice President and Assistant Secretary of SEI              68
Gavalis; 40            President      served since     Investments Company and SIMC since 1998.
                       and            1998.            Assistant Secretary of SEI Investments Fund
                       Assistant                       Management since 1998. Vice President of
                       Secretary                       SEI Investments Fund Management and SEI
                                                       Investments Distribution Co. and Assistant
                                                       Secretary of SEI Investments Distribution
                                                       Co., 1998-2003.

Christine M.           Vice           No set term;     Vice President and Assistant Secretary of SEI              68
McCullough; 43         President      served since     Investments Company since 2000. Vice
                       and            1999.            President and Assistant Secretary of SIMC
                       Assistant                       since 1999. Vice President and Assistant
                       Secretary                       Secretary of SEI Investments Fund
                                                       Management and SEI Investments
                                                       Distribution Co., 1999-2003. Associate,
                                                       White and Williams LLP (law firm),
                                                       1991-1999.

William E.             Vice           No set term;     Assistant Secretary of SIMC and SEI                        68
Zitelli, Jr.; 36       President      served since     Investments Fund Management since 2000.
                       and            2001.            Vice President and Assistant Secretary of SEI
                       Assistant                       Investments Company since 2000. Vice
                       Secretary                       President of SIMC, SEI Investments Fund
                                                       Management and SEI Investments
                                                       Distribution Co. and Assistant Secretary of
                                                       SEI Investments Distribution Co., 2000-2003.
                                                       Vice President, Merrill Lynch & Co. Asset
                                                       Management Group, 1998-2000.

                                                                                                              NUMBER OF
                                                                                                               FUNDS IN
                                                                                                               THE FUND
                          POSITION     TERM OF OFFICE                  PRINCIPAL OCCUPATION                    COMPLEX
                          WITH THE     AND LENGTH OF                        DURING THE                          TO BE
NAME AND AGE                TRUST       TIME SERVED                      PAST FIVE YEARS                       OVERSEEN
------------              --------     --------------                  --------------------                   ---------
John Munera;           Vice           No set term;     Global AML Compliance Officer at SEI                       68
41                     President      served since     Investments Company since March 2002.
                       and            2002.            Middle Office Compliance Officer at SEI
                       Assistant                       Investments Company, July 2000 to
                       Secretary                       December 2002. Supervising Examiner at
                                                       Federal Reserve Bank of Philadelphia,
                                                       1998-2000.

Peter (Pedro) A.       Controller     No set term;     Director, Fund Accounting and                              68
Rodriguez; 42          and Chief      served since     Administration, SEI Investments Global
                       Financial      2003.            Funds Services, March 1997 to April 2002
                       Officer                         and September 2002 to present. Vice
                                                       President, Fund Administration, BlackRock
                                                       Financial Management, April 2002 to
                                                       September 2002.

John J. McCue;         Vice           No set term;     Director of Portfolio Implementations for                  68
41                     President      served since     SIMC, August 1995 to present. Managing
                                      2004.            Director of Money Market Investments for
                                                       SIMC, January 2003 to present.

Thomas D.              Chief          No set term;     Chief Compliance Officer and Assistant Secretary            68
Jones; 39              Compliance     served since     of SIMC since March 2004. First Vice
                       Officer        2004.            President, Merrill Lynch Investment
                                                       Managers (Americas), 1992 - 2004.

     TRUSTEE AND OFFICER TRUST OWNERSHIP. As of June 30, 2004, the Trustees and officers of the Trust, collectively, owned less than one percent (1%) of the outstanding shares of each Fund.

     DISTRIBUTION. SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as the distributor of the Funds, and is an affiliate of SIMC.

     ADMINISTRATOR. SEI Investments Fund Management ("SIFM"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Funds' administrator and is a wholly-owned subsidiary of SEI Investments Company and an affiliate of SIMC.

     5% SHAREHOLDERS. As of August 17, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund's outstanding shares. The Funds believe that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES OWNED       PERCENTAGE OF FUND'S OUTSTANDING SHARES
-------------------------------                  ----------------------       ---------------------------------------
INTERNATIONAL EQUITY FUND

SEI Private Trust Company                           109,938,799.7440                          75.40%
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES OWNED       PERCENTAGE OF FUND'S OUTSTANDING SHARES
-------------------------------                  ----------------------       ---------------------------------------
Northern Trust                                        8,023,450.9560                           5.50%
FBO Harnischfeger Master Retirement
50 S Lasalle
Chicago, IL 60675-0001

LARGE CAP FUND

SEI Private Trust Company                            79,551,746.1470                          67.55%
One Freedom Valley Drive
Oaks, PA 19456

Mellon Trust                                         13,139,568.0820                          11.16%
Hercules - STD
One Mellon Bank Center
Pittsburgh, PA 15258-0001

Northern Trust                                        6,792,288.1290                           5.77%
FBO Harnischfeger Master Retirement
50 S Lasalle
Chicago, IL 60675-0001

SMALL CAP FUND

SEI Private Trust Company                            21,562,002.5440                          24.49%
One Freedom Valley Drive
Oaks, PA 19456

Northern Trust Custodian FBO North                   18,390,569.7090                          20.89%
Dakota Pension A/C 26-10043
Attn: Jeff Sampson
P.O. Box 92956
Chicago, IL 60675-2956

Mac & Co A/C Telf1231002                             10,425,685.8780                          11.84%
Mutual Fund Operations
525 William Penn Place
Pittsburgh, PA 15219-1707

State Street Bank FBO                                 6,532,762.5270                           7.42%
Air Products-Chemicals Inc. Pension Plan
Attn: Bob Skinner
1 Enterprise Drive
North Quincy, MA 02171-2126

NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES OWNED       PERCENTAGE OF FUND'S OUTSTANDING SHARES
-------------------------------                  ----------------------       ---------------------------------------
Sunoco Pension Plan                                   4,626,801.4570                           5.26%
Attn: Paulette E. Bazil Cebs
The Bank of New York
1 Wall St - 12th Floor
New York, NY 10286-0001

LARGE CAP FUND - CLASS T

SEI Private Trust Company                                 2,139.6560                         100.00%
One Freedom Valley Drive
Oaks, PA 19456

SMALL CAP FUND - CLASS T

SEI Private Trust Company                                11,971.2690                         100.00%
One Freedom Valley Drive
Oaks, PA 19456

LARGE CAP INDEX FUND

SEI Private Trust Company                             2,861,066.5810                          99.52%
One Freedom Valley Drive
Oaks, PA 19456

LARGE CAP DISCIPLINED EQUITY FUND

SEI Private Trust Company                            17,152,116.6690                          74.27%
One Freedom Valley Drive
Oaks, PA 19456

SMALL/MID CAP EQUITY FUND

SEI Private Trust Company                             3,034,332.3210                          68.20%
One Freedom Valley Drive
Oaks, PA 19456

Citibank NA TTEE For Moore Wallace                      474,884.8790                          10.67%
North America Inc. Master RTM Trust
111 Wall Street 14/14
New York, NY 10043-1000

NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES OWNED       PERCENTAGE OF FUND'S OUTSTANDING SHARES
-------------------------------                  ----------------------       ---------------------------------------
EXTENDED DURATION BOND FUND

The Northern Trust Company                            2,980,038.1480                          88.48%
Special Assets c1-S
P.O. Box 92956
Chicago, IL 60675-2956

LONG DURATION BOND FUND

SEI Private Trust Company                             2,631,238.4530                          80.04%
One Freedom Valley Drive
Oaks, PA 19456

The Northern Trust Company                              655,973.1170                          19.96%
Special Assets c1-S
P.O. Box 92956
Chicago, IL 60675-2956

CORE FIXED INCOME FUND

SEI Private Trust Company                           232,836,022.4920                          71.85%
One Freedom Valley Drive
Oaks, PA 19456

     ADJOURNMENT. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The Funds will bear the costs of any additional solicitation and any adjourned sessions.

     QUORUM AND REQUIRED VOTE. In order to act upon a Proposal, a quorum is required to be present at the Meeting. A majority of the aggregate number of shares in a Fund entitled to vote at the Meeting constitutes a quorum. Any lesser number of shares, however, is sufficient for adjournments.

     Approval of each Nominee listed under Proposal 1 as a Trustee of the Trust requires a majority vote of the shares of all Funds represented at the meeting in person or by proxy.

     Approval of each item under Proposal 2 with respect to a Fund requires the affirmative vote of a majority of outstanding voting shares of the Fund. As defined in the 1940 Act, "majority of outstanding voting shares" means the vote of: (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority vote of the shares of all Funds represented at the Meeting in person or by proxy" (for Proposal 1) and "majority of outstanding voting shares" (for Proposal 2) present at the Meeting and will therefore have the effect of counting against the Proposal to which it relates.

     SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     SHAREHOLDER COMMUNICATIONS. Shareholders wishing to submit written communications to the Board or an individual Trustee should send their communications to the attention of such Trustee or the Board at the Trust's address. Any such communications received will be reviewed by the Board at its next regularly scheduled Board meeting.

     REPORTS TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF A FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, UPON REQUEST. Requests should be directed to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

     OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE
               THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                    EXHIBITS

                    EXHIBIT A - NOMINATING COMMITTEE CHARTER

                                  THE COMMITTEE

     The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Trustees (the "Board") of SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust and SEI Institutional Investments Trust (collectively, the "Trusts"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "Independent Trustees." For purposes of this Charter, Independent Trustees shall mean members of the Board who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

                         BOARD NOMINATIONS AND FUNCTIONS

1. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate the qualifications of and make recommendations for "interested" Trustee candidates to the Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

                       COMMITTEE NOMINATIONS AND FUNCTIONS

1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2. The Committee is responsible for the adoption and administration of any policy for retirement from Board membership.

3. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

4. The Committee shall, on an annual basis or at least as often as is required by law, review the performance of the Board. The Committee may invite any or all Interested Trustees or others to participate in such reviews as it deems appropriate.

                        OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Fund or Trust.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

6. The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

Adopted:     June 17, 2004

                      EXHIBIT B - INVESTMENT POLICIES CHART

                                         CURRENT FUNDAMENTAL                     PROPOSED NEW                  PROPOSED NEW
FUNDS                                           POLICY                        FUNDAMENTAL POLICY           NON-FUNDAMENTAL POLICY
-------------------------------  ----------------------------------- ----------------------------------- ---------------------------
DIVERSIFICATION POLICY

Large Cap, Small Cap, Core       With respect to 75% of its          No Fund may purchase                With respect to 75% of its
Fixed Income, International      assets, no Fund may:                securities of an issuer if it would assets, no Fund may: (i)
Equity, Large Cap Index, Large   (i) purchase the securities of any  cause the Fund to fail to satisfy   purchase securities of any
Cap Disciplined Equity,          issuer (except securities issued    the diversification requirement     issuer (except securities
Small/Mid Cap Equity, Long       or guaranteed by the U.S.           for a diversified management        issued or guaranteed by
Duration Bond and Extended       Government, its agencies or         company under the 1940 Act,         the U.S. Government, its
Duration Bond Funds              instrumentalities) if, as a result, the rules or regulations            agencies or
                                 more than 5% of its total assets    thereunder or any exemption         instrumentalities) if, as
                                 would be invested in the            therefrom, as such statute, rules   a result, more than 5% of
                                 securities of such issuer; or       or regulations may be amended       its total assets would be
                                 (ii) acquire more than 10% of       or interpreted from time to time.   invested in the securities
                                 the outstanding voting securities                                       of such issuer; or (ii)
                                 of any one issuer.                                                      acquire more than 10% of
                                                                                                         the outstanding voting
                                                                                                         securities of any one
                                                                                                         issuer.

CONCENTRATION POLICY

Large Cap, Small Cap, Core       No Fund may purchase any            No Fund may concentrate             No Fund may purchase any
Fixed Income, International      securities which would cause        investments in a particular         securities which would
Equity, Large Cap Index, Large   more than 25% (25% or more          industry or group of industries,    cause 25% or more of its
Cap Disciplined Equity,          for the Large Cap Disciplined       as concentration is defined         total assets to be
Small/Mid Cap Equity, Long       Equity, Small/Mid Cap Equity,       under the 1940 Act, the rules       invested in the securities
Duration Bond and Extended       Long Duration Bond and              and regulations thereunder or       of one or more issuers
Duration Bond Funds              Extended Duration Bond Funds)       any exemption therefrom, as         conducting their principal
                                 of its total assets to be invested  such statute, rules or regulations  business activities in the
                                 in the securities of one or more    may be amended or interpreted       same industry, provided
                                 issuers conducting their            from time to time.                  that this limitation does
                                 principal business activities in                                        not apply to investments
                                 the same industry, provided that                                        in securities issued or
                                 this limitation does not apply to                                       guaranteed by the U.S.
                                 investments in securities issued                                        Government, its agencies
                                 or guaranteed by the U.S.                                               or instrumentalities.
                                 Government, its agencies or
                                 instrumentalities.

                                         CURRENT FUNDAMENTAL                     PROPOSED NEW                  PROPOSED NEW
FUNDS                                           POLICY                        FUNDAMENTAL POLICY           NON-FUNDAMENTAL POLICY
-------------------------------  ----------------------------------- ----------------------------------- ---------------------------
BORROWING POLICY AND POLICY REGARDING ISSUANCE OF SENIOR SECURITIES

Large Cap Index, Large Cap       No Fund may borrow money in         No Fund may borrow money or         No Fund may borrow money
Disciplined Equity, Small/Mid    an amount exceeding 33 1/3%         issue senior securities (as         in an amount exceeding 33
Cap Equity, Long Duration        of the value of its total assets,   defined under the 1940 Act),        1/3% of the value of its
Bond and Extended Duration       provided that, for purposes of      except to the extent permitted      total assets, provided
Bond Funds                       this limitation, investment         under the 1940 Act, the rules       that, for purposes of this
                                 strategies which either obligate    and regulations thereunder or       limitation, investment
                                 a Fund to purchase securities or    any exemption therefrom, as         strategies which either
                                 require a Fund to segregate         such statute, rules or regulations  obligate a Fund to
                                 assets are not considered to be     may be amended or interpreted       purchase securities or
                                 borrowing. Asset coverage of        from time to time.                  require a Fund to
                                 300% is required for all                                                segregate assets are not
                                 borrowing, except where the                                             considered to be
                                 Fund has borrowed money for                                             borrowing. Asset coverage
                                 temporary purposes in an                                                of 300% is required for
                                 amount not exceeding 5% of its                                          all borrowing, except
                                 total assets.                                                           where the Fund has
                                                                                                         borrowed money for
                                                                                                         temporary purposes in an
                                                                                                         amount not exceeding 5% of
                                                                                                         its total assets.

                                 No Fund may issue any class of
                                 senior security (as defined in the
                                 1940 Act) except as permitted
                                 by rule, regulation or order of
                                 the SEC.

                                         CURRENT FUNDAMENTAL                     PROPOSED NEW                  PROPOSED NEW
FUNDS                                           POLICY                        FUNDAMENTAL POLICY           NON-FUNDAMENTAL POLICY
-------------------------------  ----------------------------------- ----------------------------------- ---------------------------
BORROWING POLICY AND POLICY REGARDING ISSUANCE OF SENIOR SECURITIES

Large Cap, Small Cap, Core       No Fund may issue any class of      No Fund may borrow money or         No Fund may issue any
Fixed Income and International   senior security or sell any senior  issue senior securities (as         class of senior security
Equity Funds                     security of which it is the issuer, defined under the 1940 Act),        or sell any senior
                                 except that a Fund may borrow       except to the extent permitted      security of which it is
                                 from any bank, provided that        under the 1940 Act, the rules       the issuer, except that a
                                 immediately after any such          and regulations thereunder or       Fund may borrow from any
                                 borrowing there is asset            any exemption therefrom, as         bank, provided that
                                 coverage of at least 300% for all   such statute, rules or regulations  immediately after any such
                                 borrowings of the Fund, and         may be amended or interpreted       borrowing there is asset
                                 further provided that, to the       from time to time.                  coverage of at least 300%
                                 extent that such borrowings                                             for all borrowings of the
                                 exceed 5% of a Fund's total                                             Fund, and further provided
                                 assets, all borrowings shall be                                         that, to the extent that
                                 repaid before such Fund makes                                           such borrowings exceed 5%
                                 additional investments. The term                                        of a Fund's total assets,
                                 "senior security" shall not                                             all borrowings shall be
                                 include any temporary                                                   repaid before such Fund
                                 borrowings that do not exceed                                           makes additional
                                 5% of the value of such Fund's                                          investments. The term
                                 total assets at the time the Fund                                       "senior security" shall
                                 makes such temporary                                                    not include any temporary
                                 borrowing. In addition,                                                 borrowings that do not
                                 investment strategies that either                                       exceed 5% of the value of
                                 obligate a Fund to purchase                                             such Fund's total assets
                                 securities or require a Fund to                                         at the time the Fund makes
                                 segregate assets will not be                                            such temporary borrowing.
                                 considered borrowings or senior                                         In addition, investment
                                 securities.                                                             strategies that either
                                                                                                         obligate a Fund to
                                                                                                         purchase securities or
                                                                                                         require a Fund to
                                                                                                         segregate assets will not
                                                                                                         be considered borrowings
                                                                                                         or senior securities.

                                         CURRENT FUNDAMENTAL                     PROPOSED NEW                  PROPOSED NEW
FUNDS                                           POLICY                        FUNDAMENTAL POLICY           NON-FUNDAMENTAL POLICY
-------------------------------  ----------------------------------- ----------------------------------- ---------------------------
LENDING POLICY

Large Cap, Small Cap, Core       No Fund may make loans if, as       No Fund may make loans,             No Fund may make loans if,
Fixed Income, International      a result, more than 33 1/3% of      except to the extent permitted      as a result, more than 33
Equity, Large Cap Index, Large   its total assets would be lent to   under the 1940 Act, the rules       1/3% of its total assets
Cap Disciplined Equity,          other parties, except that each     and regulations thereunder or       would be lent to other
Small/Mid Cap Equity, Long       Fund may: (i) purchase or hold      any exemption therefrom, as         parties, except that each
Duration Bond and Extended       debt instruments in accordance      such statute, rules or regulations  Fund may: (i) purchase or
Duration Bond Funds              with its investment objective       may be amended or interpreted       hold debt instruments in
                                 and policies; (ii) enter into       from time to time.                  accordance with its
                                 repurchase agreements; and                                              investment objective and
                                 (iii) lend its securities.                                              policies; (ii) enter into
                                                                                                         repurchase agreements; and
                                                                                                         (iii) lend its securities.

REAL ESTATE/COMMODITIES

Large Cap, Small Cap, Core       No Fund may purchase or sell        No Fund may purchase or sell        No Fund may purchase or
Fixed Income, International      real estate, physical               commodities or real estate,         sell real estate, physical
Equity, Large Cap Index, Large   commodities, or commodities         except to the extent permitted      commodities, or
Cap Disciplined Equity,          contracts, except that each Fund    under the 1940 Act, the rules       commodities contracts,
Small/Mid Cap Equity, Long       may purchase: (i) marketable        and regulations thereunder or       except that each Fund may
Duration Bond and Extended       securities issued by companies      any exemption therefrom, as         purchase: (i) marketable
Duration Bond Funds              which own or invest in real         such statute, rules or regulations  securities issued by
                                 estate (including real estate       may be amended or interpreted       companies which own or
                                 investment trusts), commodities,    from time to time.                  invest in real estate
                                 or commodities contracts; and                                           (including real estate
                                 (ii) commodities contracts                                              investment trusts),
                                 relating to financial instruments,                                      commodities, or
                                 such as financial futures                                               commodities contracts; and
                                 contracts and options on such                                           (ii) commodities contracts
                                 contracts.                                                              relating to financial
                                                                                                         instruments, such as
                                                                                                         financial futures
                                                                                                         contracts and options on
                                                                                                         such contracts.

UNDERWRITING OF SECURITIES

Large Cap, Small Cap, Core       No Fund may act as an               No Fund may underwrite              None.
Fixed Income, International      underwriter of securities of        securities issued by other
Equity, Large Cap Index, Large   other issuers except as it may be   persons, except to the extent
Cap Disciplined Equity,          deemed an underwriter in            permitted under the 1940 Act,
Small/Mid Cap Equity, Long       selling a portfolio security.       the rules and regulations
Duration Bond and Extended                                           thereunder or any exemption
Duration Bond Funds                                                  therefrom, as such statute, rules
                                                                     or regulations may be amended
                                                                     or interpreted from time to time.

                                         CURRENT FUNDAMENTAL                     PROPOSED NEW                  PROPOSED NEW
FUNDS                                           POLICY                        FUNDAMENTAL POLICY           NON-FUNDAMENTAL POLICY
-------------------------------  ----------------------------------- ----------------------------------- ---------------------------
INVESTMENT IN OIL/GAS

Large Cap, Small Cap, Core       No Fund may invest in interests     None.                               No Fund may invest in
Fixed Income and International   in oil, gas, or other mineral                                           interests in oil, gas, or
Equity Funds                     exploration or development                                              other mineral exploration
                                 programs and oil, gas or mineral                                        or development programs
                                 leases.                                                                 and oil, gas or mineral
                                                                                                         leases.

OTHER POLICIES

Large Cap, Small Cap, Core       No Fund may invest less than        None.                               Each Fund has adopted a
Fixed Income and International   65% of its assets in the types of                                       policy to invest at least
Equity Funds                     securities described in its                                             80% of its assets in the
                                 prospectus.                                                             type of securities that it
                                                                                                         is required to by Rule
                                                                                                         35d-1.

Large Cap, Small Cap, Core       The Funds' investment               None.                               None.
Fixed Income and International   limitations in their respective
Equity Funds                     prospectuses are fundamental.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

TO VOTE BY INTERNET

1) Read the Proxy Statement and
   have the Proxy card on reverse
   at hand.
2) Go to www.proxyweb.com
3) Follow the on-line instructions.

TO VOTE BY TELEPHONE
1) Read the Proxy Statement and
   have the Proxy card on reverse
   at hand.
2) Call 1-800-690-6903.
3) Follow the recorded instructions.

TO VOTE BY MAIL
1) Read the Proxy Statement.
2) Check the appropriate box on
   the reverse side.
3) Sign, date and return the
   Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

SEI INSTITUTIONAL INVESTMENTS TRUST
101 FEDERAL STREET
BOSTON, MA 02110

999 999 999 999 99

FUND NAME PRINTS HERE

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 27, 2004

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of SEI Institutional Investments Trust ("SIIT" or the "Trust") and each of its portfolios (the "Funds") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 27, 2004, at 3:00 p.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on the reverse side and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES.

Date: _______________, 2004

--------------------------------------
Signature(s) (SIGN IN THE BOX)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

SIIT MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

  (01) Rosemarie B. Greco (02) Nina Lesavoy (03) James M. Williams

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(s) OF THE NOMINEE(s) BELOW.

________________________________________________________________

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)
0

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
0

PROPOSAL 2 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 2 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 2 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 2 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 2. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 2 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 2 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 2. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds.
FOR   AGAINST   ABSTAIN
 0       0         0

STOP HERE IF YOU VOTED ON PROPOSAL 2 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 2 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

2(a) Fundamental Policy Regarding Diversification
FOR   AGAINST   ABSTAIN
 0       0         0

2(b) Fundamental Policy Regarding Concentration
FOR   AGAINST   ABSTAIN
 0       0         0

2(c) Fundamental Policies Regarding Borrowing and Senior Securities
FOR   AGAINST   ABSTAIN
 0       0         0

2(d) Fundamental Policy Regarding Lending
FOR   AGAINST   ABSTAIN
 0       0         0

2(e) Fundamental Policy Regarding Purchase of Real Estate and Commodities
FOR   AGAINST   ABSTAIN
 0       0         0

2(f) Fundamental Policy Regarding Underwriting of Securities
FOR   AGAINST   ABSTAIN
 0       0         0

2(g) Fundamental Policy Regarding Investment in Oil and Gas
FOR   AGAINST   ABSTAIN
 0       0         0

2(h) Fundamental Policy Making all Investment Limitations in Prospectus Fundamental
FOR   AGAINST   ABSTAIN
 0       0         0

2(i) Fundamental Policy Requiring That At Least 65% of a Fund's Asset be Invested In Particular Types of Securities
FOR   AGAINST   ABSTAIN
 0       0         0

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SIIT 2A-I MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

  (01) Rosemarie B. Greco (02) Nina Lesavoy (03) James M. Williams

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(s) OF THE NOMINEE(s) BELOW.

________________________________________________________________

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)
0

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
0

PROPOSAL 2 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 2 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 2 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 2 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 2. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 2 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 2 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 2. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds.
FOR   AGAINST   ABSTAIN
 0       0         0

STOP HERE IF YOU VOTED ON PROPOSAL 2 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 2 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

2(a) Fundamental Policy Regarding Diversification
FOR   AGAINST   ABSTAIN
 0       0         0

2(b) Fundamental Policy Regarding Concentration
FOR   AGAINST   ABSTAIN
 0       0         0

2(c) Fundamental Policies Regarding Borrowing and Senior Securities
FOR   AGAINST   ABSTAIN
 0       0         0

2(d) Fundamental Policy Regarding Lending
FOR   AGAINST   ABSTAIN
 0       0         0

2(e) Fundamental Policy Regarding Purchase of Real Estate and Commodities
FOR   AGAINST   ABSTAIN
 0       0         0

2(f) Fundamental Policy Regarding Underwriting of Securities
FOR   AGAINST   ABSTAIN
 0       0         0

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SIIT 2A-F MK